UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 4, 2010

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 25, 2010, Kodiak Oil & Gas Corp. (“Company”) filed a Current Report on Form 8-K reporting, among other things, its entry on October 19, 2010 into an Asset Purchase Agreement (“Purchase Agreement”) by and among Peak Grasslands, LLC (“Seller”), a private oil and gas company, the Company, and the Company’s wholly-owned subsidiary, Kodiak Oil & Gas (USA) Inc. (“Buyer”), under which the Buyer agreed to acquire from the Seller certain oil and gas properties located in the State of  North Dakota and various other related permits, contracts, equipment, data, and other assets (“Acquisition”).  Pursuant to the Purchase Agreement, the Company has agreed to pay an aggregate purchase price comprised of $99 million in cash and 2.75 million shares of the Company’s common stock.  The Acquisition is expected to close in November 2010. The Company is filing this Current Report on Form 8-K to provide financial statements of the Seller and certain pro forma financial information giving effect to the Acquisition.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The statements of operating revenues and direct operating expenses of the properties acquired in the Acquisition for the period from March 1, 2009 (inception) to December 31, 2009, the nine month period ended September 30, 2010 (unaudited) and the period from March 1, 2009 (inception) to September 30, 2009 (unaudited) are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 and the condensed consolidated balance sheet as of September 30, 2010 are attached as hereto as Exhibit 99.2 and incorporated herein by reference.

Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2009 and the year ended December 31, 2009 are attached as hereto as Exhibit 99.3 and incorporated herein by reference.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated statement of operations due to normal production declines, changes in prices, future transactions, the exclusion of various operating expenses and other factors.

(d) Exhibits.

Exhibit 23.1	Consent of Hein & Associates LLP

Exhibit 99.1

Statements of operating revenues and direct operating expenses of the properties acquired by Kodiak Oil & Gas Corp. for the period from March 1, 2009 (inception) to December 31, 2009 and the nine month period ended September 30, 2010 (unaudited) and the period from March 1, 2009 (inception) to September 30, 2009 (unaudited)

Exhibit 99.2	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 and the condensed consolidated balance sheet as of September 30, 2010

Exhibit 99.3	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2009 and the year ended December 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

By:	/s/ James P. Henderson
James P. Henderson
Secretary, Treasurer and Chief Financial Officer

Date: November 4, 2010

EXHIBIT INDEX

Exhibit 23.1	Consent of Hein & Associates LLP

Exhibit 99.1

Statements of operating revenues and direct operating expenses of the properties acquired by Kodiak Oil & Gas Corp. for the period from March 1, 2009 (inception) to December 31, 2009 and the nine month period ended September 30, 2010 (unaudited) and the period from March 1, 2009 (inception) to September 30, 2009 (unaudited)

Exhibit 99.2	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 and the condensed consolidated balance sheet as of September 30, 2010

Exhibit 99.3	Unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2009 and the year ended December 31, 2009